EXHIBIT 23.1
            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report in this 1998 Annual Report on Form
10-K/A-1, into the Company's previously filed Registration
Statements on Form S-8 (File Nos. 33-83378, 333-34313.)




                              Arthur Andersen LLP

Las Vegas, Nevada
March 31, 1999